POWER OF ATTORNEY

For Executing Forms 3, 4, and 5

Know all men by these presents that the undersigned hereby makes, constitutes and appoints each of Deirdre Silver, Marjorie Pierre-Merritt, and Ashima Aggarwal, signing singly, as the undersignedTMs true and lawful attorney-in-fact to:

1. Prepare, acknowledge, execute, deliver and file for and on behalf, in the undersignedTMs capacity as an officer and/or director of John Wiley & Sons, Inc. (the Company) Forms 3,
4, and 5 (including any amendments thereto), including applications for Form ID, in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersignedTMs ownership, acquisition or disposition of securities of the
Company;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, or 5, or other form of report, and the timely filing of such form with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and

3. Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her/his discretion.

The undersigned grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes, as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or her/his substitute or substitutes, shall lawfully do or cause to be herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersignedTMs responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersignedTMs holdings of and transactions in securities issued by the Company, or unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of December, 2022.

/s/ Jay Flynn
Jay Flynn